UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 8, 2014

TF FINANCIAL CORPORATION
(Exact name of Registrant as specified in its Charter)

Pennsylvania	0-24168	74-2705050
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3 Penns Trail, Newtown, Pennsylvania	18940
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (215) 579-4000

Not Applicable
(Former name or former address, if changed since last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

TF FINANCIAL CORPORATION

INFORMATION TO BE INCLUDED IN THE REPORT

Section 8 – Other Events

Item 8.01	Other Events.

On September 8, 2014, TF Financial Corporation (the “Registrant”) and National Penn Bancshares, Inc. (“National Penn”) issued a press release announcing receipt of all required regulatory approvals from the Office of the Comptroller of the Currency, the Federal Reserve Bank of Philadelphia and the Pennsylvania Department of Banking and Securities to complete the proposed merger of the Registrant with and into National Penn and the merger of 3rd Fed Bank with and into National Penn Bank.  Completion of the merger remains subject to the receipt of the approval of the Registrant’s shareholders at a special meeting to be held on September 17, 2014.  This press release is filed in this Report as Exhibit 99.1 and incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Joint Press Release dated September 8, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

TF FINANCIAL CORPORATION

Date:	September 8, 2014	By:	/s/ Kent C. Lufkin
Kent C. Lufkin
President and Chief Executive Officer (Duly Authorized Representative)